SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 26, 2004

                         Commission file number 0-14706.

                          INGLES MARKETS, INCORPORATED
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 NORTH CAROLINA                          56-0846267
          ----------------------------              -------------------
          (State or other jurisdiction                (IRS Employer
                of incorporation)                   Identification No.)

               P.O. Box 6676, Asheville, NC                    28816
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          (Address of principal executive offices)           (Zip Code)

                                 (828) 669-2941
          -------------------------------------------------------------
              (Telephone number of registrant, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)
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Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number      Exhibit
     --------------      -------

     99.1                Press Release dated April 26, 2004

Item 12. Results of Operations and Financial Condition.

On April 26, 2004, Ingles Markets, Incorporated ("IMKTA") issued a press release announcing financial information for its second fiscal quarter ended March 27, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INGLES MARKETS, INCORPORATED

                              /s/ Brenda S. Tudor
                              --------------------------------------------------
                              Brenda S. Tudor
                              Vice President-Finance and Chief Financial Officer

Dated April 26, 2004
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                                INDEX TO EXHIBITS

Exhibit Number                      Exhibit
--------------                      -------

99.1                                Press Release dated April 26, 2004